CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Barry McCarthy, Chief Executive Officer of Peloton Interactive, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

Date: May 2, 2024

By: /s/ Barry McCarthy

Barry McCarthy
President and Chief Executive Officer
(Principal Executive Officer)